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                                                                   EXHIBIT 10.12

                                      LEASE

                             AVAX TECHNOLOGIES, INC.

                                       AND

                       KNICKERBOCKER PROPERTIES, INC. XXI

                                9 CORPORATE WOODS

                            9200 INDIAN CREEK PARKWAY
                                    SUITE 200

                           OVERLAND PARK, KANSAS 66210





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                                      INDEX

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                                                                                        PAGE
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1.       TERM.............................................................................1

2.       LEASED PREMISES..................................................................1

3.       SECURITY DEPOSIT.................................................................2

4.       LANDLORD'S LIEN..................................................................2

5.       RENT.............................................................................2

6.       RENT ADJUSTMENT..................................................................3

7.       PRORATION OF FIRST AND LAST MONTH'S RENT.........................................4

8.       USE..............................................................................4

9.       SERVICES.........................................................................5

10.      REPAIRS, MAINTENANCE AND ALTERATIONS.............................................5

11.      LIENS............................................................................7

12.      ASSIGNMENT AND SUBLETTING........................................................7

13.      CONSTRUCTION OF IMPROVEMENTS.....................................................9

14.      ACCEPTANCE OF LEASED PREMISES....................................................9

15.      COMPLIANCE WITH APPLICABLE LAWS AND INSURANCE REQUIREMENTS.......................9

16.      INDEMNITY.......................................................................10

17.      INSURANCE, LOSS, DAMAGE, REIMBURSEMENT..........................................10

18.      LANDLORD'S USE OF BUILDING......................................................12

19.      DAMAGE OR DESTRUCTION...........................................................12

20.      CONDEMNATION....................................................................13

21.      ABANDONMENT.....................................................................14

22.      PARKING.........................................................................14

23.      DEFAULT.........................................................................14

24.      AGENCY; BROKERAGE COMMISSIONS...................................................15

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
25.      WAIVER OF BENEFITS..............................................................15

26.      MISCELLANEOUS TAXES.............................................................16

27.      SPRINKLERS......................................................................16

28       RIGHTS AND REMEDIES.............................................................16

29.      ATTORNEYS' FEES AND COSTS.......................................................16

30.      MEMORANDUM OF LEASE.............................................................17

31.      RIGHT TO CHANGE BUILDING NAME...................................................17

32.      SUBORDINATION...................................................................17

33.      ESTOPPEL CERTIFICATE............................................................17

34.      ASSIGNMENT OF LEASE BY LANDLORD.................................................18

35.      LIMITED LIABILITY OF LANDLORD...................................................18

36.      TRANSFER OF TENANT..............................................................18

37.      PEACEABLE SURRENDER.............................................................18

38.      HOLDING OVER....................................................................19

39.      QUIET ENJOYMENT.................................................................19

40.      NOTICE..........................................................................20

41.      TENANT..........................................................................20

42.      RULES AND REGULATIONS...........................................................20

43.      HEIRS, SUCCESSORS AND ASSIGNS...................................................21

44       MISCELLANEOUS PROVISIONS........................................................21

45.      REPRESENTATIONS.................................................................21

46.      ADDENDUM AND EXHIBITS...........................................................22

47.      INTEGRATED AGREEMENT............................................................22

ADDENDUM:

3.       LETTER OF CREDIT
16.B.    INDEMNITY
48.      DAMAGE AND DESTRUCTION

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                                      LEASE

          THIS LEASE ("Lease"), is made as of the 18th day of October, 2001, between KNICKERBOCKER PROPERTIES, INC. XXI, as "Landlord", and AVAX TECHNOLOGIES, INC., a Delaware corporation, as "Tenant".

          WITNESSETH:

          For and in consideration of the rents, covenants and agreements hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Leased Premises (hereinafter defined) upon the following terms and conditions:

1.        TERM.

          A. The term of this Lease ("Term". or "Lease Term") shall be three (3) years commencing on the first (1st) day of December, 2001 ("Commencement Date"), unless adjusted as hereinafter provided, and ending on the last day of November, 2004, unless sooner terminated as hereinafter provided.

          B. If Landlord shall permit Tenant to enter into possession of the Leased Premises prior to the Commencement Date, Tenant covenants and agrees that its occupancy shall be deemed to be under all of the covenants and agreements of this Lease and that it shall pay Landlord Rent, on a daily basis, in the amount or amounts herein otherwise provided for, as though the date Tenant did enter into possession was the designated Commencement Date. In the event Tenant's entry into possession shall occur on a day other than the first day of the month in which possession is permitted, all Rent provided for herein shall be prorated for such month on a daily basis, at the rate payable during the first month for which Rent is payable hereunder.

          C. If Tenant enters into possession of the Leased Premises on a date other than the Commencement Date, the expiration date of the Lease Term shall not be adjusted unless otherwise hereafter agreed to in writing by Landlord.

          D. If by the Commencement Date specified in Section 1, paragraph A hereof, the Leased Premises have not been substantially completed pursuant to the plans and specifications set forth on Exhibit B, due to omission, delay or default by Tenant or anyone acting under or for Tenant ("Tenant Delay") or due to any cause other than Landlord's default, Landlord shall have no liability, and the obligations of this Lease (including, without limitation, the obligation to pay Rent) shall nonetheless commence as of the specific date set forth in
Section 1, paragraph A hereof.

          E. If, however, the Leased Premises are not substantially completed due to default on the part of Landlord, then as Tenant's sole remedy for the delay in Tenant's occupancy of the Leased Premises, the Commencement Date shall be delayed and the Rent herein provided shall not commence until the earlier of actual occupancy by Tenant or substantial completion of the work which Landlord has agreed to perform.

2.        LEASED PREMISES.

          Landlord hereby rents, leases and lets to Tenant, and Tenant hereby rents, leases and takes from Landlord, the following described premises, consisting of an area of approximately 5,531 square feet of space ("Leased Premises") together with the pro rata share of common floor area allocable thereto, which is approximately 636 square feet, for a total of approximately 6,167 net rentable square feet, which is designated as Suite 200 located on the second (2nd) floor in that building designated as 9 Corporate Woods ("Building"), which Building contains approximately 100,795 total net rentable square feet, the street address of which is 9200 Indian Creek Parkway, and which is located within the Corporate Woods Subdivision ("Corporate Woods"), in Overland Park, Johnson County, Kansas 66210. The location of the

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Leased Premises within the Building is further shown on Exhibit A attached hereto and is that area crosshatched.

3.        SECURITY DEPOSIT.  See Addendum for Section 3.

4.        LANDLORD'S LIEN.

As security for the performance of the obligations of Tenant under this Lease, Tenant hereby grants Landlord a security interest in all equipment, inventory, fixtures, furniture, and all other property now owned or hereafter acquired by Tenant which is located in the Leased Premises, and all additions thereto, and all proceeds and products thereof. Without excluding any other manner of notice, any requirement of reasonable notice to Tenant of Landlord's intention to dispose of any property pursuant to the enforcement of such security interest will be met if such notice is given at least ten (10) days before the time of such disposition. Any sale made pursuant to the enforcement of such security interest shall be deemed to have been a public sale conducted in a commercially reasonable manner if held at the Leased Premises or at any warehouse in Johnson County, Kansas to where such property has been relocated by Landlord after advertisement of the time, place, method of sale and a general description of the property to be sold, in a daily newspaper published in Johnson County, Kansas, or Kansas City, Missouri for five (5) consecutive business days before the date of sale. The Tenant agrees to execute upon demand and deliver to the Landlord within ten (10) days after written request therefor by or on behalf of Landlord, such financing statements, continuation statements and other instruments which might reasonably be required to perfect, protect or continue the foregoing security interest.

Notwithstanding anything in this Section 4 to the contrary, and provided that Tenant is not then in Default, the security interest granted pursuant to this
Section 4 shall automatically terminate without further action if Tenant in good faith gives Landlord written notice that Tenant has entered into or becomes bound by any credit agreement, indenture or similar agreement the terms of which prohibit the security interest granted herein, and, in such event, Tenant shall be authorized to terminate of record any financing statements evidencing such security interest.

5.        RENT.

Tenant agrees to pay Landlord rent as follows:

          A. BASE RENT. The monthly base rent ("base Rent") shall be: NINE THOUSAND TWO HUNDRED FIFTY AND 50/100 DOLLARS ($9,250.50) from December 1, 2001, to November 30, 2004. All Base Rent shall be payable in advance. The Base Rent for the first calendar month or partial calendar month of the Term shall be due upon the Commencement Date subject to Section 7 hereof, and the remaining payments of Base Rent shall be due on the first day of each calendar month thereafter during the Term. The Base Rent includes annual Operating Costs (hereinafter defined) to the extent they do not exceed EIGHT AND 59/100 DOLLARS ($8.59) with four percent (4%) annual caps per net rentable square foot ("Operating Stop").

          B. ADDITIONAL RENT. In addition to the Base Rent, Tenant shall pay during the Lease Term as additional rent ("Additional Rent"), the following:

             (i) Subject to the provisions of Section 6.E. below, Tenant's pro rata share of all Operating Costs (hereinafter defined) reasonably attributable to the Leased Premises during the Term, to the extent such Operating Costs attributable to the Leased Premises exceed the Operating Stop included in the Base Rent; and

             (ii) All other sums or amounts herein otherwise provided for, which are to be paid for by Tenant.

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          C. All Base Rent and Additional Rent (both Base Rent and
Additional Rent are herein included in the term "Rent") due hereunder shall be due and payable on the fast day of each month in U.S. dollars without notice or demand, both of which are hereby expressly waived, and without offset or counterclaim, except as herein specifically provided otherwise. Tenant's pro rata share of any item under this Lease shall be that percentage which the net rentable square feet of space in the Leased Premises bears to the total net rentable square feet of space in the Building. All Rent shall be payable to Knickerbocker Properties, Inc. XXI, P.O. Box 29634 G.P.O., New York, NY 10087-9634, or at such other address as Landlord may from time to time direct in the manner required hereunder for giving notice. If any Rent is not paid within ten (10) days after the same is due, Tenant shall pay to Landlord a late payment fee to compensate Landlord for its extra expenses, inclusive of legal fees, involved in handling such delinquency. The late payment fee shall be the greater of five percent (5%) of the amount delinquent, or $100.00, plus interest at the rate of eighteen percent (18%) per annum or the maximum rate which can be legally charged, whichever is less, on the entire delinquent sum from its due date until paid, which amounts shall be payable as Additional Rent.

6.        RENT ADJUSTMENT.

          A. OPERATING COSTS. Operating Costs ("Operating Costs") for the Building shall be determined on an accrual basis for each calendar year by taking into account on a consistent accounting basis all costs of management, maintenance, and operation of the Building, including, but not limited to, the costs of cleaning, utilities, water, air conditioning, heating, plumbing, elevator service, insurance and general maintenance contracts, costs of maintaining lawns, drives and parking areas, costs amortized over at least a five-year period for capital improvements designed to conserve energy or expected to reduce Operating Costs, sales, use and excise taxes on goods or services acquired by Landlord in connection with the maintenance or operation of the Building, property taxes and special assessments against the Building, plus this Building's allocate share of all costs of maintaining and insuring common areas within Corporate Woods, and all taxes and special assessments against such common areas, plus all other costs which can properly be considered operating expenses for the Building, but excluding costs of capital improvements (other than those amortized over at least a five-year period for capital improvements designed to conserve energy or expected to reduce Operating Costs), alterations tenants, leasing commissions, advertising, depreciation, interest, income taxes and administrative costs not specifically incurred in the management and operation of the Building.

          B. PROJECTED OPERATING COSTS. Whenever Landlord determines that projected Operating Costs ("Projected Operating Costs") attributable to the Leased Premises pursuant to the terms and provisions of this Lease during any calendar year will exceed the Operating Stop, Tenant shall pay to Landlord as Additional Rent on the first day of each month that portion of the Projected Operating Costs for the current calendar year, retroactive to January 1 of such calendar year, equal to one-twelfth (1/12) of the amount by which the Projected Operating Costs for the Leased Premises during the current calendar year exceed the Operating Stop. Any adjustment in Projected Operating Costs shall not cause an adjustment in the monthly Base Rent or the Operating Stop for the. Leased Premises. Notice of any adjustment in Projected Operating Costs for the Leased Premises shall be given Tenant on or before April 1st of the year for which such adjustment is effective, or as soon thereafter as Landlord has determined the amount of such adjustment, if any, and any increase in the monthly payment toward the Projected Operating Costs in excess of the Operating Stop for the Leased Premises prior to the giving of such notice, after deducting all prepayments thereon made by Tenant, if any, shall be due in a lump sum as Additional Rent within ten (10) days after receipt of Landlord's statement therefor.

          C. INTERIM ADJUSTMENT. If at any time during the Lease Term,
Landlord determines that the Projected Operating Costs attributable to the Leased Premises during any calendar year are anticipated to be in excess of the last Projected Operating Costs submitted to Tenant, Landlord may provide Tenant with a revised summary of Projected Operating Costs for such calendar year and advise Tenant of the sum by

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which Projected Operating Costs exceed the last Projected Operating Costs submitted to Tenant. In such event, Tenant shall pay to Landlord monthly during such calendar year as Additional Rent, a sum equal to one-twelfth (1/12) of the sum by which the Projected Operating Costs, as reflected in the revised summary, exceed the last Projected Operating Costs submitted to Tenant. Tenant shall also pay to Landlord as Additional Rent, one-twelfth (1/12) of such sum for each month or fractional month of the calendar year which has elapsed as of the date of such notice.

          D. YEAR-END ADJUSTMENT. Upon completion of each. calendar year, Landlord shall determine the Operating Costs for- such calendar year and shall advise Tenant of such actual figures by April 1 of the following year, or as soon thereafter as such figures are available. If the Operating Costs for the Leased Premises for any calendar year exceed the total of the Operating Stop and all additional payments of Projected Operating Costs for such calendar year, such excess shall be due in a lump sum as Additional Rent within ten (10) days after receipt of Landlord's statement therefor. If the Operating Costs for the Leased Premises for any calendar year exceed the Operating Stop, but are less than the total of the Operating Stop and all additional payments of Projected Operating Costs for such calendar year, Landlord shall credit such excess against any unpaid Rent then due hereunder, but if none, at Tenant's option, Landlord shall either refund to Tenant the amount of any excess payment of Rent, or credit such excess against the next maturing installment of Rent due hereunder. If the Term of this Lease shall end during any calendar year in which Additional Rent is due hereunder, Tenant's obligation to pay Additional Rent shall be applicable to only those calendar months prior to the end of the Lease Term hereunder. The provisions of this paragraph shall survive termination of the Lease.

          E. CAP ON OPERATING COSTS. Any other provisions of this Lease to the contrary notwithstanding, Tenant shall have no obligation to pay any Operating Costs for calendar year 2001 in excess of the Operating Stop, and Tenant's obligation to pay Operating Costs for years after 2001 in excess of the Operating Stop shall not exceed the difference between a sum equal to the Operating Stop escalated at the compound rate of four percent (4%) per year and the Operating Stop.

7.        PRORATION OF FIRST AND LAST MONTH'S RENT.

          A. Tenant shall not be obligated to pay Rent hereunder until delivery of possession of the Leased Premises is tendered by Landlord unless otherwise herein provided. Delivery of possession of the Leased Premises to Tenant shall be deemed to have been made when the Leased Premises have been substantially completed in compliance with and subject to the provisions of Section 13 hereof and the Leased Premises are tendered to or made available to Tenant for the installation of its fixtures and equipment. In the event delivery of possession is made on a day other than the first day of a calendar month, all Rent provided for herein shall be prorated for said month on a daily basis by taking the annualized Rent, dividing it by 365 to establish the daily Rent, and then multiplying the daily Rent times the actual days following the delivery of possession included within such month.

          B. If the Lease Term ends on any date other than the last day of a month, whether by expiration of the stated Lease Term or otherwise, all Rent provided for herein shall be prorated for such month on a daily basis by taking the annualized Rent, dividing it by 365 to establish the daily Rent, and then multiplying the daily Rent times the actual days included within such month.

8.        USE.

Tenant agrees that it shall use the Leased Premises solely for administrative and sales offices and uses reasonably incidental thereto, and for no other purpose. Tenant agrees that it will not do or permit anything to be done in or about the Leased Premises or in the Building or in Corporate Woods which will in any way obstruct or interfere with the rights of any other tenant or occupant of the Building or Corporate Woods, or injure or annoy them or disturb their quiet enjoyment, or interfere with any services to be provided to any common .areas or to any other tenant within the Building or Corporate Woods, or

                                        4
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use or allow the Leased Premises to be used for any improper, immoral, unlawful or objectionable purpose, or in any manner which might injure or tend to injure, impair or tend to impair, the character, reputation or appearance of the Building, Corporate Woods, or any part thereof or which may invalidate or increase the premium cost of any insurance carried on the Building. Tenant shall not commit waste in, on or about the Leased Premises, the Building or Corporate Woods. Tenant shall not use the name "Corporate Woods" or the Building name in any manner other than as the address of the Leased Premises.

9.        SERVICES.

          A. So long as Tenant is not in default under this Lease within the limitations hereinafter set forth, Landlord shall furnish Tenant during the Lease Term with the following services:

             (i) Normal Business Hours: Landlord shall operate the Building during normal business hours ("Normal Business Hours") which shall be Monday through Friday, from 8:00 a.m. to 6:00 p.m., and on Saturday from 8:00 a.m. to 1:00 p.m., exclusive of holidays.

             (ii) Water: Landlord shall supply to the common areas of the Building warm and cold water as reasonably necessary for normal drinking, lavatory, toilet and cleaning purposes.

             (iii) Elevator: Landlord shall supply appropriate elevator services for the Building during Normal Business Hours and at all other times shall provide what Landlord deems to be sufficient elevator service, subject always to reasonable security requirements, to permit Tenant reasonable access to the Leased Premises.

             (iv) HVAC: Landlord shall supply to the common areas and to the Leased Premises, on a year-round basis during Normal Business Hours, heat, ventilation and air conditioning, on a reasonable basis, through the heating, ventilating and air conditioning systems of the Building, at such temperatures and in such amounts as are considered by Landlord to be standard or as required by governmental authority. Landlord further agrees to provide upon prior written request from Tenant to Landlord, prior to 3:00 p.m. of the preceding business day, heating or air conditioning services for the Leased Premises at times other than as above specified, but Tenant shall pay as Additional Rent, the entire cost of such additional services, based upon an hourly rate determined by Landlord.

             (v) Electricity: Landlord shall supply electrical power to meet normal electrical power needs for normal office uses during Normal Business Hours including power for standard lighting or other lighting approved by Landlord, typewriters, dictating equipment, calculating machines, personal computers and other machines of similar low electrical consumption, but not including electricity required for any item of electrical equipment which singularly consumes more than .25 kilowatts per hour at rated capacity or requires voltage other than 120 volts single phase. Landlord, at Landlord's expense, may cause the Leased Premises to be separately metered or submetered, and from time to time, Landlord may at its option, cause a qualified electrical engineer or consultant to make an electrical usage analysis of the Leased Premises. If Tenant's electrical usage as determined either by metering, submetering or an electrical usage survey exceeds the normal electrical usage to be provided by Landlord hereunder, Tenant shall pay monthly as Additional Rent the entire cost of providing such excess electricity.

             (vi) Maintenance: Landlord shall provide routine maintenance and electric lighting service (including lamp replacement), for all common areas and service areas of the Building and Corporate Woods in the manner and to the extent deemed by Landlord to be standard; and lamp replacement for all standard fluorescent light fixtures in the Leased Premises necessary to maintain the lighting provided by Landlord as a part of the improvements. In addition, solely at

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          Tenant's cost, Landlord agrees to replace lamps in any non-standard light fixtures installed in the Leased Premises with Landlord's consent, using lamps supplied by and at the cost of Tenant.

             (vii) Security: Landlord shall provide security in the form of limited access to the Building during other than Normal Business Hours, in such form as Landlord deems appropriate. Landlord shall have no liability to Tenant, Tenant's agents, servants, employees, customers, invitees, licensees or any person entering the Leased Premises, the Building or Corporate Woods under the invitation of Tenant or any assignee or subtenant of Tenant (all of whom, exclusive of Tenant only, are hereinafter jointly and severally referred to as "Invitees") for any losses resulting from theft or burglary, or for damages done by persons on the Leased Premises and Landlord shall not be required to insure against any such losses. Tenant shall fully cooperate with Landlord's efforts to maintain security in the Building and within Corporate Woods and Tenant shall follow and shall cause its agents and employees to follow all regulations promulgated from time to time by Landlord with respect thereto.

             (viii) Janitorial: Landlord shall furnish to the common areas and to the Leased Premises, reasonable janitorial services and normal trash removal five (5) times weekly, exclusive of Saturdays, Sundays and holidays, compatible with other office buildings within Corporate Woods.

          B. If at any time or from time to time Tenant requires, requests or obtains any additional work or services of any type in excess of those required to be supplied by Landlord, or if Tenant installs or causes Landlord to install any floor covering, lighting or other improvements which require any special care or treatment, Landlord may furnish such additional work or service to Tenant upon reasonable notice, and Tenant shall pay to Landlord all additional costs associated therewith, including a reasonable administrative or overhead charge by Landlord, as Additional Rent, upon being billed therefore, and the costs of such additional work or services billed directly to Tenant shall be excluded from Operating Costs.

          C. Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply to the Building or the Leased Premises, will be free from interruption. Landlord shall not be responsible or liable for any damage, loss or inconvenience resulting from failure to furnish any of the above services or any other services which Landlord agrees to provide to the extent such failure is caused by acts of God, strikes, lockouts, embargoes, material shortages, war, accidents or other conditions reasonably beyond Landlord's control, or to the extent caused by maintenance, inspections, repairs, alterations, changes or improvements in any part of the Building, or in Corporate Woods, or to the extent caused by the failure of outside agencies to furnish such services. No failure to provide any such service or services for the reasons specified above shall constitute an eviction nor entitle Tenant to any reduction, offset, discontinuation or delay in the payment of any Rent or Additional Rent.

          D. Tenant shall pay for the installation, use and maintenance of all its telephone and other communication services, subject to Landlord's right to direct and approve the location and method of installation of all wires and other equipment which are to be installed in the Building. Tenant shall have no right to install any portion of any such installation, other than normal wiring, outside of the Leased Premises.

10.       REPAIRS, MAINTENANCE AND ALTERATIONS.

          A. Landlord agrees to maintain the structure, roof, exterior walls, exterior doors, exterior windows, public restrooms, elevators, all plumbing, heating, air conditioning and similar equipment and the corridors of the Building of which the Leased Premises is a part, and the grounds and parking areas serving the Building, and the common areas within Corporate Woods in good repair, provided, however, that if any repairs to any part of the Building or any such equipment installed in or used in connection with the Building or any of the grounds or parking areas serving the Building or any common areas of

                                        6
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Corporate Woods is necessitated by the negligent act or omission of Tenant or its Invitees, Tenant shall immediately reimburse Landlord for the cost thereof upon demand, as Additional Rent, and such reimbursed costs shall be excluded from the Operating Costs.

          B. Tenant shall make no alterations, improvements or changes to the Leased Premises, the Building or Corporate Woods or install any vending machines on the Leased Premises without Landlord's prior written consent. Unless Landlord shall otherwise agree in writing, all maintenance, alterations, replacements, repairs, improvements or changes to which Landlord may consent shall be done either by or under the direction of Landlord, but at the sole cost of Tenant and only pursuant to such plans, specifications and agreements as are approved by Landlord. By consenting to or approving any plans, specifications and agreements for any alterations, improvements or changes which Tenant desires to make to the Leased Premises, Landlord does not warrant and shall assume no responsibility or liability for the completeness, design sufficiency, or compliance of such plans with all applicable taws, rules and regulations of governmental agencies or authorities.

          C. Tenant shall be responsible for the Leased Premises and at Tenant's cost, shall keep it in a safe, neat and attractive condition. Except as provided in Section 13 hereof, Tenant shall pay for all redecoration, remodeling, alteration and painting of the Leased Premises desired by Tenant which are approved by Landlord. Tenant shall also pay for the repair and maintenance during the Lease Term of all special equipment or improvements installed in the Leased Premises, including, but not limited to, supplemental air handling units, dishwashers, icemakers, disposals, showers, sinks, commodes, parquet floors, glass walls or sidelights and other similar equipment or improvements.

          D. Tenant covenants and agrees to reimburse Landlord for all costs and expenses incurred by Landlord to repair or replace any damage done to Corporate Woods, the Building, the Leased Premises, or any part of any of such property, caused by Tenant or its Invitees, ordinary wear and tear excepted, and such repairs shall restore the damaged property to as good a condition as it was in prior to such damage, and shall be, effected in compliance with all applicable laws; ordinances; rules and regulations, and Tenant shall pay the cost thereof to Landlord on demand as Additional Rent. The Tenant shall not contract for any work or service which might interfere with Landlord's employees, agents or contractors doing work or performing services for the benefit of the Building or the Leased Premises. Any and all alterations to the Leased Premises shall become the property of Landlord upon termination of this Lease (except for movable equipment or furniture owned by Tenant), provided, however, that the Tenant shall not be obligated to remove any improvements or fixtures or restore the Leased Premises to the condition required by Section 37 if the Landlord consented to such improvements or fixtures without indicating at the time of such consent, that such improvements or fixtures would need to be removed at the end of the Lease Term. In the event that Landlord so elects, and Tenant fails to remove any such leasehold improvements, fixtures, equipment or property, Landlord may remove such at Tenant's cost, with no obligation on the part of Landlord to preserve or store any such removed improvements, fixtures, equipment or property, and Tenant shall pay Landlord on demand as Additional Rent, all costs incurred by Landlord in removing such and restoring the Leased Premises as hereinabove provided.

11.       LIENS.

Tenant shall not under any circumstances permit any mechanics', materialmen's, laborers' or other liens to be placed upon the Leased Premises, the Building, or Corporate Woods and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Leased Premises, the Building or Corporate Woods, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanics', materialmen's, laborers' or other liens against the Leased Premises, the Building or Corporate Woods. In addition to any and all other rights or remedies then available to Landlord, Landlord may, but shall not be obligated to, discharge any such lien, without

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obligation to determine the propriety of the lien amount. In the event any such lien is attached to the Leased Premises, the Building or Corporate Woods, or in the event anyone attempts to attach any such lien on any part of the Leased Premises, the Building or Corporate Woods, then forthwith upon notice from Landlord, Tenant shall cause such lien to be released. Tenant hereby indemnifies and agrees to hold Landlord harmless from all costs and expenses, including payment to Landlord of all costs and expenses, including but not limited to legal fees incurred by Landlord and all costs incurred by Landlord to discharge such lien and any amount paid by Landlord for any of the aforesaid purposes shall be paid by Tenant to Landlord on demand as Additional Rent.

12.       ASSIGNMENT AND SUBLETTING.

          A. Tenant shall not sell, assign, transfer or encumber this Lease, or any interest herein, voluntarily or involuntarily, by operation of law or otherwise, or sublet the Leased Premises or any part thereof, or allow any other occupant to come in, with or under Tenant, or use or occupy any portion of the Leased Premises, or permit this Lease or the leasehold estate created hereby to become vested in or owned by any person, firm or corporation by operation of law or otherwise, without in every instance, first obtaining the prior written consent of Landlord, which consent, subject to the terms and conditions of this Lease, may not be unreasonably withheld. If Tenant is a corporation, the sale or transfer of over fifty percent (50%) or more of the stock of Tenant, (exclusive only of those units of Tenant which are traded on any regulated securities exchange after such transfers) shall constitute an assignment of this Lease for the purposes of this paragraph. If Tenant is a partnership, any change in control of the general partnership interest of Tenant shall constitute an assignment of this Lease for the purposes of this paragraph. If Tenant is a limited liability company ("LLC"), any change in control of the LLC or any sale or transfer of fifty percent (50%) or more of the units in the LLC (exclusive only of those units of Tenant which are traded on any regulated securities exchange after such transfers) shall constitute an assignment of this Lease for the purposes of this paragraph. Any breach of the foregoing provisions shall constitute a breach hereof, and Landlord may, at its option, at any time thereafter, declare Tenant to be in Default hereunder.

          B. If Tenant shall request Landlord's consent to an assignment of this Lease or to a subletting of the whole or any part of the Leased Premises, Tenant shall first pay to Landlord the sum of $250.00 and shall also submit to Landlord with such request, the name of the proposed assignee or subtenant, such information concerning its business, financial responsibility and standing as Landlord may reasonably require, and a complete disclosure of all consideration to be paid for and the effective date of the proposed assignment or subletting. Upon receipt of such request and all such information by Landlord, it shall have the right, exercisable by notice in writing to Tenant within fourteen (14) days thereafter, (i) if the request is for an assignment or a subletting of all the Leased Premises, to cancel and terminate this Lease; or (ii) if such request is to sublet a portion of the Leased Premises only, to cancel and terminate this Lease with respect to such portion. If Landlord exercises its rights hereunder, the effective date of such cancellation shall be set forth in Landlord's notice to Tenant, but such date shall not be earlier than the effective date of the proposed assignment or subletting nor later than ninety (90) days thereafter. Further, Tenant shall continue to pay to Landlord all Rent as herein otherwise provided, until the effective date of such cancellation, on which date Tenant shall surrender to Landlord, possession of the Leased Premises or the portion thereof subject to such cancellation. If this Lease shall be canceled as to a portion of the Leased Premises only, then Tenant's obligations to pay Rent as herein otherwise provided, shall be abated proportionately from and after the effective date of such cancellation, and Tenant shall pay to Landlord all costs incurred to construct an appropriate demising wall separating the canceled portion of the Leased Premises from the remainder of the Leased Premises. The foregoing provisions to the contrary notwithstanding, if Tenant desires to assign this Lease or sublease all or any portion of the Leased Premises, and upon Landlord receiving notice of such, Landlord gives Tenant notice that Landlord has elected to cancel and terminate this Lease as above provided, within ten (10) days of such notice from Landlord, Tenant may withdraw its request to so assign or sublease, and in such event this Lease shall remain in full force and effect as though no such notice had been given to Landlord by Tenant.

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          C. If Tenant requests Landlord's consent to an assignment or subletting of this Lease, and if Landlord elects to consent thereto, an amount equal to the total of (i) all reasonable costs and fees incurred by Landlord in implementing such assignment or subletting including attorneys' fees, and (ii) any consideration other than Rent paid Tenant by the assignee or subtenant for or in connection with such assignment or subletting shall be payable forthwith by Tenant to Landlord as Additional Rent. If Tenant requests and obtains Landlord's consent to an assignment or subletting of all of the Leased Premises, the Rent attributable to the Leased Premises so assigned or sublet during. each month of the term of such assignment or subletting, shall be the greater of the Rent attributable thereto then payable under this Lease, or the Rent to be paid Tenant by its subtenant or assignee for the Leased Premises. If Tenant requests and obtains Landlord's consent to an assignment or subletting of less than all of the Leased Premises, the Rent attributable to that portion of the Leased Premises so assigned or sublet during each month of the term of such assignment or subletting, shall be the greater of the Rent attributable thereto then payable under this Lease (calculated on a pro rata basis based upon the net rentable square feet so subleased or assigned as it relates to the total net rentable square feet in the Leased Premises), or the Rent to be paid Tenant by its subtenant or assignee for such subleased or assigned portion of the Leased Premises.

          D. If Tenant wishes to assign or sublet all or any portion of the Leased Premises, and wishes to use a real estate broker to secure such assignee or subtenant, Tenant agrees to use the real estate broker then representing Landlord in Corporate Woods as Tenant's exclusive agent for such purposes, and to continue to use such broker so long as it is diligently seeking an assignee or subtenant for such space. Tenant shall not directly or indirectly advertise or permit anyone else to advertise the Leased Premises, or any portion of it, as being available for sublease or assignment, unless otherwise agreed to in writing by Landlord.

          E. Any permitted assignment or subletting shall be only for the uses herein permitted and otherwise upon and subject to all the terms, provisions, covenants and conditions contained in this Lease and, notwithstanding Landlord's consent thereto, Tenant and all guarantors hereunder, if any, shall continue to be and remain liable hereunder.

          F. Any person, firm or corporation which enters into possession of all or any portion of the Leased Premises, either with or without Landlord's prior written consent, by such act, shall be deemed to have assumed as a joint obligor with Tenant and unconditionally guaranteed the timely performance of all of Tenant's obligations under this Lease, including but not limited to the payment of all Rent and other payments which become due and payable to Landlord hereunder, whether then due or thereafter accruing, and all damages due hereunder because of any default by Tenant hereunder or breach of this Lease. Acceptance of Rent or any other payment by Landlord from anyone other than Tenant who is in possession of all or any portion of the Leased Premises, or any notice or demand made by Landlord to anyone other than Tenant who has entered into possession of all or any portion of the Leased Premises in violation of the terms of this Lease shall not be deemed to be a waiver, consent or approval by Landlord of such breach or a consent to or approval of such person, firm or entity entering into such possession.

13.       CONSTRUCTION OF IMPROVEMENTS.

Prior to the commencement of the Lease Term, Landlord agrees to cause the Leased Premises to be improved in accordance with the plans, specifications, and agreements approved by Landlord and Tenant per construction plans dated September 26, 2001 (three (3) pages, not attached) and to be known as "Exhibit B" and made a part of this Lease. Landlord shall not be obligated to construct or install any improvements or facilities of any kind other than those called for by Exhibit B. The total cost of constructing the improvements as outlined in Exhibit B hereof shall be borne by Landlord. However, Tenant shall pay all costs and expenses resulting from any change order or change orders requested by Tenant and approved by landlord within ten (10) business days after Tenant is advised in writing of such sum. Any delay resulting from any such change order shall be Tenant Delay. Landlord agrees to

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commence and complete the construction of the improvements called for by Exhibit
B in a timely manner.

14.       ACCEPTANCE OF LEASED PREMISES.

Tenant's taking possession of the Leased Premises shall be evidence that the Leased Premises were in good order and satisfactory condition when the Tenant took possession, provided however that within thirty (30) days after delivery of possession, Tenant may prepare a punchlist which sets forth any incomplete item required by Exhibit B, and Landlord agrees to thereafter in a timely manner commence to complete all such items set forth on the punchlist as soon as reasonably possible. Tenant has agreed to accept the Leased Premises in an "as is" condition except as herein otherwise provided, and Landlord shall have no obligation to alter, remodel, repair or improve the Leased Premises or the Building and no representations respecting the condition of the Leased Premises or the Building. have been made by Landlord to Tenant, other than as may be contained herein.

15.       COMPLIANCE WITH APPLICABLE LAWS AND INSURANCE REQUIREMENTS.

          A. During the Lease Term, Tenant shall not use or occupy, or permit any portion of the Leased Premises, the Building or Corporate Woods to be used or occupied, (a) in violation of any law, ordinance, order, rule, regulation, certificate of occupancy, or other governmental requirement, or (b) for any disreputable business or purpose, or (c) in any manner or for any business or purpose which creates risks of fire or other hazards, or which in any way violates, suspends, voids, or increases the cost of any fire or liability or any other insurance coverage of any kind carried by Landlord upon all or any part of the Building, its contents or Corporate Woods. Tenant shall comply with all present and future laws, ordinances, orders, rules, regulations, and other governmental requirements of all federal, state, county and municipal authorities relating to the use, condition or occupancy of the Leased Premises, including, but not limited to the Americans with Disabilities Act and the Clean Air Act, and all rules, orders, regulations and requirements of any board of fire underwriters or insurance service office or any other similar body, having jurisdiction over the Building.

          B. Tenant shall not do or commit, or permit to be done or committed, any act or thing (other than using the Leased Premises as administrative and sales offices and for uses reasonably incidental thereto) which might cause any policy or policies of insurance written in connection with the Building or the property therein, or Corporate Woods, to become void or suspended or which might cause the insurance risk on the Building, or the property therein, or Corporate Woods, to be rendered more hazardous or otherwise increase the rate of premium for any such insurance over the rate in effect on the Commencement Date. Tenant shall pay to Landlord on demand as Additional Rent, the amount of any increase in premiums for the Building and Corporate Woods caused by any breach of this covenant.

16.       INDEMNITY.

          A. Landlord, its agents, servants and employees, shall not be liable to Tenant or its Invitees, for any injury to person or damage to property caused by any act, omission, or negligence of Tenant or its Invitees, or arising out of the use of the Leased Premises, the Building or Corporate Woods by Tenant or its Invitees or arising out of the conduct of Tenant's business or out of a default by Tenant in the performance of any of its obligations hereunder. Tenant hereby indemnifies and agrees to save Landlord, its agents, servants and employees, harmless from and against any and all claims, liabilities and expenses, including reasonable attorneys' fees, arising from the conduct or operation of Tenant's business or from the use or occupation of the Leased Premises by Tenant or its Invitees or anyone on the Leased Premises with Tenant's permission, or from any breach of this Lease by Tenant or its Invitees.

          B. See Lease Addendum for Section 16.B.

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

17.       INSURANCE, LOSS, DAMAGE, REIMBURSEMENT.

          A. TENANT'S INSURANCE REQUIREMENTS. Tenant shall maintain at its own cost and expense:

             (i) Commercial general liability insurance on an occurrence basis naming Tenant as insured and Landlord, Landlord's asset manager and Landlord's property manager and mortgagees as additional insureds, as their interests may appear, covering claims and liabilities for injury or damage to persons or property or for the loss of life or property occurring upon, in or about the Leased Premises or the contiguous sidewalks, parking lots, driveways and private streets, caused by or resulting from any act or omission of Tenant or its Invitees, such insurance to afford minimum protection during the Lease Term in an amount of not less than $5,000,000 combined single limit coverage per occurrence for bodily injury, death, property damages or a combination thereof;

             (ii) Worker's Compensation and Employer's Liability Insurance in accordance with the laws of the State of Kansas;

             (iii) Fire insurance in an amount adequate to cover the cost of replacement of, all equipment, installations, fixtures and contents in the Leased Premises, including leasehold improvements paid for -by Tenant, in the event of loss or damage by fire and against loss or damage by other risks now or hereafter embraced by so-called "All-Risk Coverage", with protection against vandalism, malicious mischief and sprinkler leakage; and

             (iv) When required by Landlord, such other insurance against other insurable hazards and in such amounts as may from time to time be commonly and customarily insured against and are generally available for tenants in first class office buildings in the City of Overland Park, Kansas.

All of the above insurance may be affected by one or more policies (which may cover the Leased Premises and other locations), but shall be issued by insurers of recognized responsibility reasonably acceptable to Landlord, with a minimum Best's rating of A-VIII, and each such policy shall contain a provision whereby the insurer agrees not to cancel or terminate such coverage without at least thirty (30) days prior written notice to Landlord, and that no act or omission to act of any of the named insureds will invalidate such insurance as to the other named insureds. All insurance maintained by Tenant shall be primary coverage to the extent Tenant has agreed to indemnify, save harmless and/or release Landlord, its agents, servants, employees, customers, invitees, licensees and mortgagees, or any one or more of them, from liability for such claim or liability pursuant to any other provision of this Lease, and as to such claim or liability, any insurance maintained by Landlord shall be excess coverage and non-contributory.

          B. WAIVER OF LIABILITY FOR DAMAGES. Landlord, its agents, servants and employees shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam; gas, electricity, water, rain, snow, earthquakes or leaks from any part of the Building, or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the gross negligence or willful misconduct of Landlord, and-Tenant does hereby expressly waive any consequential damages, compensation or claims for inconvenience or loss of business, rents or any profits as a result of any such injury or damage. Tenant does hereby expressly waive any claim against Landlord, its agents, servants and employees, which Tenant may have for damages or loss of any kind or type, because Tenant fails for any reason to carry any insurance coverage required hereunder, or because Tenant has elected, with Landlord's prior written consent, to self insure any such risk or exposure, or because such damage or loss is not fully paid because of any deductible amount provided for under any insurance policy actually carried by Tenant in compliance with the terms and provisions of this Lease.

          C. WAIVER OF SUBROGATION. Landlord and Tenant each hereby waives on behalf of itself and its property insurers (none of which shall ever be assigned any such claim or be entitled thereto due to subrogation or otherwise) any and all rights of recovery, claim, action, or cause of action, against the other, and their respective agents, servants, officers, partners, shareholders, or employees, and against every other tenant in the Building to the extent they have executed a similar waiver as set forth in this Section, and the agents, servants, officers, partners, shareholders and employees of each such other tenant, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or the Building or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause or origin, which is insured against under any insurance policy actually being maintained from time to time, even if not required hereunder, or which would be insured against under the terms of any insurance policy required to be carried or maintained hereunder, whether or not such insurance coverage is actually being maintained by Tenant and regardless of the cause or origin, including in every instance negligence of the other party hereto, its agents, servants, officers, partners, shareholders or employees, or the negligence of any other tenant in the Building who shall have executed a similar waiver, or its agents, servants, officers, partners, shareholders or employees. Landlord and Tenant each agree to cause appropriate clauses to be included in all of their insurance policies necessary to implement the foregoing provisions.

          D. REIMBURSEMENT OBLIGATION OF TENANT. Tenant shall reimburse Landlord and its agents, servants, employees, customers, invitees, licensees and mortgagees, including, but not limited to Landlord's asset manager and Landlord's property manager, for all expenses, damages and fines incurred or suffered by each by reason of any breach, violation or nonperformance by Tenant or its Invitees, of any covenant or provision of this Lease, or by reason of damage to persons or property caused by moving property of or for Tenant in or out of the Building, or by the installation or removal of furniture or other property of or for Tenant, or by reason of or arising out of the carelessness, negligence or improper conduct of Tenant or its Invitees, in the use or occupancy of the Leased Premises or the Building or Corporate Woods.

          E. TENANT NOTICE OBLIGATIONS. Tenant shall give Landlord immediate notice in case of fire or accidents in the Leased Premises or in the Building. Tenant shall give Landlord prompt notice if any of the insurance coverage and the clauses required to be included in each of Tenant's insurance policies pursuant to the provisions of this Section cannot be obtained. Tenant shall give Landlord immediate notice of any cancellation or change of the terms of any such policy which would affect any such clause or naming.

          F. EVIDENCE OF INSURANCE. On or before the Commencement Date, Tenant shall furnish Landlord with a certificate or certificates evidencing the aforesaid insurance coverage, or a copy of the actual insurance policy providing such insurance coverage. Renewal policies or certificates therefor shall be furnished to Landlord at least thirty (30) days prior to the expiration date of each policy for which either a certificate or a copy of the policy was theretofore furnished to Landlord.

18.       LANDLORD'S USE OF BUILDING.

Landlord reserves the exclusive right to use the Building of which the Leased Premises is a part, and every part thereof, except the interior of the Leased Premises, for promotional purposes. Landlord reserves the right at all reasonable times to enter and be upon the Leased Premises for the purpose of examining same, to show the same to prospective purchasers and mortgagees, for cleaning, and to evaluate the need for repairs, alterations, additions, installations and removals as Landlord may deem proper or useful for serving the Leased Premises or the Building, and to enter and be upon the Leased Premises, through its agents, employees and contractors, at all reasonable times after first attempting to give Tenant actual notice (not notice pursuant to Section 40 hereof) to repair, maintain, alter, improve and remodel the Leased Premises or the Building, or carry out any provision of this Lease, but Landlord shall to the extent reasonably possible, exercise such rights in a manner which will not unreasonably interrupt or interfere with Tenant's use and occupancy of the Leased Premises. Tenant shall not be entitled to any compensation, damages, abatement or reduction in Rent on account of any such repairs, maintenance, alterations, improvements, remodeling or entry upon the Leased Premises as herein permitted. For a period of one hundred eighty (180) days prior to the expiration of this Lease, Landlord shall have the right to enter upon the Leased Premises at all reasonable times and exhibit the same to prospective tenants.

19.       DAMAGE OR DESTRUCTION.

Subject always to Lease Addendum Section 48:

          A. If the Leased Premises or the Building is substantially and materially damaged by fire or other casualty, so that all or any portion of the Leased Premises is untenantable, even if the Leased Premises are not actually damaged, Landlord may, at its option, exercisable within ninety (90) days after the date of such damage, elect by written notice to Tenant either to repair and restore the same or to terminate this Lease. If Landlord so elects to terminate this Lease and if any portion of the Leased Premises continues to be usable, with Landlord's prior consent not to be unreasonably withheld, Tenant may elect to continue to use such space for up to ninety (90) days after such damage, and Tenant shall pay Rent on such portion of the Leased Premises being used by Tenant on a prorata basis.

          B. If Landlord shall elect under Paragraph A above to repair or restore the Leased Premises, or the Building, Landlord shall do so as promptly as reasonably possible, and this Lease shall remain in full force and effect during the making of such repairs, except that if such loss or damage was not caused in whole or in part by the negligent act of Tenant or its Invitees, Rent shall abate as follows:

             (i) If as a result of such damage or destruction the Leased Premises is rendered totally untenantable, Rent shall abate from the date of such damage or destruction until the Leased Premises, or any portion thereof accepted by Tenant, is ready for occupancy; or

             (ii) If as a result of such damage or destruction the Leased Premises is rendered partially untenantable, and from and after the date Landlord restores a portion, but less than all of the Leased Premises to tenantable condition, and Tenant with Landlord's written consent elects to reoccupy such portion prior to the entire Leased Premises being restored to tenantable condition, Rent shall be reduced in the proportion that the untenantable square foot area of the Leased Premises bears to the total square foot area of the Leased Premises, and such reduction shall continue until the damaged or destroyed portion of the Leased Premises is ready for occupancy.

The foregoing provisions to the contrary notwithstanding, Landlord's obligation to repair, replace and restore the Leased Premises shall never exceed the scope of the work required to be done by Landlord at its cost in originally constructing the Leased Premises pursuant to Exhibit B, and Landlord shall not be obligated or required to repair, replace or restore any damage or injury, or make any repairs to or replacement or restoration of any tenant finish items or additions or improvements made in or to the Leased Premises by Tenant, or by Landlord for or on behalf of Tenant (hereinafter "Tenant Paid Improvements"), which are in excess of the original tenant finish which Landlord was obligated to provide at its cost pursuant to Section 13 hereof, except to the extent that the loss or damage of such Tenant Paid Improvements is insured under one or more insurance policies maintained or paid for by Tenant, and which are payable to Landlord, but then only to the extent that Landlord does in fact receive such insurance proceeds and can use such proceeds to repair or replace such damaged or destroyed Tenant Paid Improvements.

          C. If Landlord shall elect under Paragraph A above to terminate this Lease, this Lease shall terminate as of the date of such damage or destruction.

          D. Anything contained in this Section 19 to the contrary notwithstanding, if the Building of which the Leased Premises is a part, is substantially damaged or destroyed by fire or other casualty and Landlord elects not to repair or rebuild the same, Landlord may, at its option, elect to terminate this Lease, even though the Leased Premises may not be damaged or destroyed by such fire or other casualty; and provided further, that if the Leased Premises are substantially damaged or destroyed by fire or other casualty at any time when the then remaining Lease Term is less than twelve (12) months (exclusive of any unexercised renewal options), Landlord may, at its option, exercised within thirty (30) days after the date of such damage or destruction, elect to cancel this Lease rather than restore the Leased Premises as herein provided, in which event Landlord may retain all insurance proceeds payable to Landlord because of such loss or damage.

          E. Any notice given hereunder shall be given in the manner provided by
Section 40 hereof.

20.       CONDEMNATION.

          A. If the whole of the Leased Premises shall be taken for any public or quasi public use under any statute or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall automatically terminate as of the date that possession shall be taken by or given to the condemning authority.

          B. If only a portion of the Leased Premises or the Building of which it is a part or the site upon which it is located shall be so taken, or if any or all of the common areas comprising Corporate Woods which directly, materially and adversely affect the Building are so taken, Landlord, at its option, may terminate this Lease as of the date that possession shall be taken by or given to the condemning or acquiring authority, upon giving written notice of termination to Tenant. If Landlord elects not to terminate this Lease, it shall restore the Leased Premises to an architectural unit as nearly like its condition prior to such taking as shall be practicable; but such work shall not exceed the scope of the work required to be done by Landlord in originally constructing the Leased Premises. Landlord shall notify Tenant of its election either to terminate or to restore not later than ninety. (90) days after the effective date of any such taking. If this Lease is not terminated, in connection with any condemnation or sale in lieu of condemnation as hereinbefore provided, all of the terms of this Lease shall continue in effect, provided however, that if any portion of the Leased Premises has been taken, then the Rent, or a fair and just proportion thereof, according to the nature and extent of the taking of the Leased Premises, shall be suspended or abated.

          C. All compensation awarded or paid upon a total or partial taking of the Leased Premises, the Building or any common areas of Corporate Woods shall belong to and be the property of Landlord without any participation by Tenant; provided, however, that nothing contained herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business, depreciation to, damage to, cost of removal of, or for the value of, stock and trade fixtures, furniture and other personal property belonging to Tenant, and for any relocation allowance or award, so long as such claim, allowance or award shall not diminish or otherwise adversely affect Landlord's award.

21.       ABANDONMENT.

If Tenant shall vacate or abandon the Leased Premises or if Tenant should refuse or fail to take possession of the Leased Premises at the Commencement Date, Tenant shall be deemed to be in Default hereunder, and Landlord shall have the right to enter upon the Leased Premises and exhibit it to prospective tenants without notice, and to exercise all of Landlord's rights provided hereunder in event of a Default hereunder.

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22.       PARKING.

Tenant shall be entitled to use and to permit its Invitees to use Tenant's pro rata share of all parking spaces provided by Landlord for the Building, in the parking lots provided for the Building or as otherwise designated by Landlord, subject always to all applicable rules and regulations. In order to keep all required fire lanes open, to protect persons and property from injury or damage due to fire or other casualty, to avoid unreasonably interfering with the rights of Landlord and other tenants within Corporate Woods, and such other tenant's Invitees, to keep all driveways, aisles, entry ramps, roadways, sidewalks and parking areas available for their intended uses, to provide suitable parking for visitors and the disabled, and to not unreasonably interfere with anyone's ingress and egress to any building within Corporate Woods, Tenant agrees to restrict the parking of its motor vehicles and the motor vehicles of all of its Invitees to only those striped, designated parking areas provided for the Building, so that all roadways, driveways, aisles, entry ramps, sidewalks and pedestrian passageways shall remain open and unobstructed at all times for their intended use, and that those parking spaces designated as reserved for visitors and the disabled will be available to and used only by those for whom they are intended. Tenant shall not park any vehicles in any parking lot overnight, unless the owner of such car is then within the Building, without Landlord's prior consent. Should a motor vehicle be parked by Tenant or by any of its Invitees other than in such designated parking areas, or overnight without Landlord's consent, or otherwise fail to be in compliance with all applicable rules and regulations, Landlord may remove or cause the removal of such vehicle from Corporate Woods or to other locations within Corporate Woods at the cost of the owner thereof, and Landlord shall not be liable to Tenant or any of its Invitees or any other person for any loss or damage which may result therefrom.

23.       DEFAULT.

Any failure by Tenant to pay any installment of Base Rent within five (5) days after its due date, or any failure by Tenant to pay any other Rent or any other sum of money due hereunder within ten (10) days after notice to Tenant of the sum due, shall constitute a monetary default ("Monetary Default") under this Lease. If apparent Monetary Default exists at any time and if Tenant has not previously been in actual Monetary Default under this Lease, Landlord will attempt to advise Tenant, either by telephone or in writing, that such apparent Monetary Default exists, before Landlord actually gives Tenant notice of Default hereunder. However, Landlord's right to give actual notice of Default under this Lease shall not be conditional in any manner upon Landlord first advising Tenant of any such apparent Monetary Default. Any failure by Tenant to perform or comply with any other covenant or agreement herein contained (all of which shall be deemed to be material hereunder) which failure shall continue for a period of thirty (30) days after written notice thereof is given Tenant shall constitute a non-monetary default ("Non-Monetary Default") under this Lease. In the event of any Monetary Default or Non-Monetary Default hereunder (jointly and severally "Default"), this Lease shall be in Default. At any time thereafter while such Default continues to exist, Landlord may, at its option.

          A. Terminate this Lease; or

          B. Effect or pay or perform that obligation as to which the Tenant is in Default, and the Tenant shall thereupon be indebted to the Landlord for all amounts so paid or advanced and all costs and expenses incurred in connection therewith, such indebtedness to be payable on demand as Additional Rent; or

          C. Re-enter, take possession of the Leased Premises and remove all persons and property therefrom (any property so removed may be stored in a public warehouse or elsewhere at the cost of, at the sole risk of loss of and for the account of Tenant), all without notice or legal process and without being deemed guilty of trespass, or liable for any loss or damage occasioned thereby. If Tenant shall, either before or after Default, voluntarily give up possession of the Leased Premises to Landlord, or deliver the keys to said Leased Premises to Landlord, or both, such actions shall be deemed to be in

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compliance with Landlord's rights and the acceptance thereof by Landlord or its agent shall not be deemed to be a termination of this Lease or constitute a surrender of the Leased Premises, unless Landlord specifically so elects in writing at such time. Should Landlord elect to re-enter into possession, or should it take possession pursuant to legal proceedings or pursuant to any notice provided by law, it may either terminate this Lease or, without terminating this Lease, may relet said Leased Premises (or any part thereof) separately or with any other portion or portions of the Building, for such term or terms (including a term extending beyond the Term of this Lease), at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting all rentals shall be applied first to the payment of any costs and expenses of such reletting, including brokerage fees, attorneys' fees and cost of any alterations and repairs which Landlord, in its sole judgment, deemed necessary in connection with such reletting (if leased in whole or in part with other space in the Building, all such costs and expenses shall be allocated on a square foot basis); second to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; third to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent or damage as the same may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than the Rent to be paid during said month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord monthly. No such re-entry or retaking of possession by Landlord shall be construed as an election by Landlord to terminate this Lease unless a written notice of such election is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding' any such reletting without terminating this Lease, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

Should this Lease be terminated at any time due to Tenant's Default, Tenant shall forthwith surrender possession of the Leased Premises to Landlord without further demand, and Landlord, in addition to any other remedies it may have, may recover from Tenant all damages it may incur by reason of such breach, including the costs of recovering the Leased Premises, reasonable attorneys' fees, and the worth at the time of such termination of the amount of Rent and charges equivalent to Rent reserved in this Lease for the remainder of the stated Term, all of which amounts shall be immediately due and payable from Tenant to Landlord as Additional Rent. In determining the Rent which would be payable by Tenant hereunder subsequent to Default, the Rent for each year of the unexpired Term shall be equal to the Base Rent provided for the balance of the Lease Term, plus the average of the total annual Additional Rent and other charges due from Tenant from the Commencement Date of the then current Term hereof to the time of Default, or for the preceding three (3) full calendar years, whichever is the shorter period.

After any such Default, Landlord shall not be obligated to notify Tenant of the due date of Rent nor demand payment thereof on its due date, the same being expressly waived by Tenant. The acceptance of any sums of money from Tenant after the expiration of any ten (10) day or thirty (30) day notice as above provided shall be taken to be a payment on account by Tenant and shall not constitute a waiver by Landlord of any of its rights hereunder or at law, nor shall it reinstate this Lease or cure a Default on the part of Tenant, unless Landlord then so agrees in writing.

24.       AGENCY; BROKERAGE COMMISSIONS.

Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction other than Glaze Commercial Realty ("Tenant's Broker"), which, to Tenant's knowledge, is acting in this transaction solely as agent for the Tenant, and MC Real Estate Services, Inc. ("Listing Broker"), which is acting in this transaction solely as agent for Landlord (even if there is no Tenant's Broker involved in this transaction) and that no broker, agent or other person brought about this transaction, other than the identified Tenant's Broker and Listing Broker. Tenant hereby indemnifies and does hereby agree to hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this paragraph shall survive the termination of this Lease. Nothing in this Lease obligates Tenant or shall be construed to infer that Tenant has any obligation to pay any commission, fee, expenses or other amounts to Tenant's Broker in connection with this Lease.

25.       WAIVER OF BENEFITS.

          A. Tenant waives the benefits of all existing and future rent control legislation and statutes and any similar governmental rules and regulations, whether in time of war or not, to the extent permitted by law.

          B. Tenant agrees to waive any right to trial by jury in any legal action, proceedings or counterclaims brought by Tenant against Landlord, or Landlord against Tenant (except for personal injury or property damage), on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant or Tenant's use of or occupancy of the Leased Premises, or any statutory remedy. It is further agreed that Tenant will not interpose any counterclaim of whatsoever nature or description in any such proceeding, except for mandatory counterclaims.

26.       MISCELLANEOUS TAXES.

Tenant shall pay prior to delinquency all taxes assessed against or levied upon its occupancy of the Leased Premises, or upon the fixtures, furnishings, equipment and all other personal property of Tenant located in the Leased Premises, if nonpayment thereof shall give rise to a lien on any part of the Building, and when possible Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the property of Landlord. In the event any or all of Tenant's occupancy of the Leased Premises, shall be assessed and taxed with the property of Landlord, Tenant shall pay to Landlord as Additional Rent, Tenant's share of such taxes, as determined by Landlord, within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's fixtures, furnishings, equipment or personal property.

27.       SPRINKLERS.

If there now is or shall be installed in the Building a "sprinkler system", and such a system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of the Tenant or its Invitees, the Tenant shall immediately notify Landlord in writing, and, within a reasonable period after Landlord's receipt of such notice, Landlord shall have the sprinkler system restored at Tenant's expense, which costs Tenant shall forthwith pay as Additional Rent upon receipt of a billing therefor; and if any bureau, department or official of the state or city government, requires or recommends that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the Leased Premises, or for any other reason attributable to Tenant's business, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance in the fire insurance rate for a sprinkler system, Landlord shall at the Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment, all of which Tenant shall forthwith pay as Additional Rent upon receipt of a billing therefor.

28.       RIGHTS AND REMEDIES.

The rights and remedies of Landlord hereunder and any others provided by law shall be construed as cumulative and no one of them is exclusive of any other right or remedy. Such rights and remedies shall further be continuing rights and remedies, none of which shall be exhausted by being exercised on one or more occasions. Landlord shall be entitled to an injunction in proper cases, from time to time, if sought by Landlord to enforce any part or parts of-this Lease or to prevent or stop any violation or Default hereunder on the part of Tenant, its agents, servants or employees. A waiver by Landlord of any Default, breach or failure of Tenant to comply with this Lease shall not be construed as a continuing waiver thereof or as a waiver by Landlord of its right to enforce the terms of this Lease in the event of any subsequent default, breach or failure of Tenant to comply with this Lease. Any failure or waiver of Landlord to terminate this Lease upon the happening of any event giving Landlord the right or option to terminate this Lease, shall not be construed as a waiver of the right of Landlord to terminate this Lease thereafter, upon the happening of any event giving Landlord the right or option to terminate this Lease. Whenever in this Lease Landlord reserves or is given the right and power to give or withhold its consent to any action on the part of Tenant, such right and power shall not be exhausted by its exercise on one or more occasions, but shall be a continuing right and power for the full Term of this Lease.

29.       ATTORNEYS' FEES AND COSTS.

In case suit shall be brought for recovery of possession of the Leased Premises, or because of the breach of any other covenant or agreement herein contained or for an interpretation of any provision of this Lease, or for any other reason involving this Lease, all expenses incurred therefor by the prevailing party, including a reasonable attorney's fee, shall be paid by the other party.

30.       MEMORANDUM OF LEASE.

Landlord may record this Lease, or a memorandum hereof, at any time, at Landlord's option. Tenant shall execute and record a memorandum of this Lease at any time Landlord so requests. Tenant shall not record a memorandum of this Lease at any time, without Landlord's prior written request or consent to do so, which request or consent can be withheld or granted at Landlord's absolute discretion.

31.       RIGHT TO CHANGE BUILDING NAME.

Landlord reserves the right to change the name of the Building of which the Leased Premises is a part, upon not less than thirty (30) days notice to Tenant, and Landlord shall not be liable to Tenant for any loss, cost or expense because of such name change.

32.       SUBORDINATION.

This Lease shall be subject and subordinate to all existing or future mortgages or deeds of trust placed by Landlord on the Building of which the Leased Premises is a part, or on Corporate Woods; provided, however, that Landlord may, at its option at any time, by written document duly recorded in the Office of the Register of Deeds in and for Johnson County, Kansas, cause this Lease to become superior to any mortgage or deed of trust on the Building, or Corporate Woods, or any portion thereof. Further, at Landlord's option, this Lease may be assigned by Landlord to any mortgagee or cestui que trust as additional security for any loan to Landlord, and Tenant shall acknowledge within ten (10) days after written request, receipt of notice of each such assignment. Any such assignment maybe recorded. Tenant shall, upon notice of any such assignment, comply with the terms thereof.

33.       ESTOPPEL CERTIFICATE.

Within ten (10) days after Landlord's written request therefor, Tenant shall without charge, execute a written instrument addressed to Landlord or to any other person, firm or corporation specified by Landlord, certifying:

          A. That Tenant has accepted the Leased Premises, is in occupancy, and is paying Rent on a current basis with no offsets or claims, or if it is not paying Rent on a current basis or does have offsets or claims, Tenant shall specify the status of its Rent payments and the basis and amount claimed due as offsets or claims;

          B. That this Lease is unmodified and in full force and effect, or if there has been any modification, that the same is in full force and effect as so modified, and identifying any such modification;

          C. Whether or not there are any offsets or defenses then existing in favor of Tenant against the enforcement of any of the terms, covenants and conditions of this Lease, and if so, specifying the same, and also stating that Landlord has observed and performed all of the terms, covenants and conditions to be observed and performed by Landlord hereunder, and if not, specifying to what extent Landlord has not observed or performed all of the terms, covenants and conditions to be observed and performed by Landlord hereunder;

          D. The dates to which monthly Base Rent, Additional Rent and all other charges equivalent to Rent hereunder have been paid; and

          E. Any other items reasonably requested by Landlord.

Such request may be made by Landlord at any time and from time to time during the Lease Term.

34.       ASSIGNMENT OF LEASE BY LANDLORD.

Landlord and each party succeeding to Landlord's interest in the Building may transfer, assign, convey or otherwise dispose of this Lease and in each such event, from and after the date of such transfer, assignment, conveyance or other disposition of this Lease, Landlord and each successor shall be free from and relieved of all covenants and obligations of the Landlord herein and from any and all liability resulting from any act or omission or event occurring thereafter. Each party succeeding to Landlord's interest in the Building shall be deemed to have agreed to assume and carry out any and all of the covenants of Landlord under this Lease accruing from and after the date such successor acquires its interest herein, and continuing only for so long thereafter as it shall hold such interest, all without further agreement between the parties hereto or their successors in interest. Tenant shall acknowledge within ten (10) days after written request, receipt of notice of any such transfer, assignment, conveyance or other disposition of Landlord's interest herein or in the Building.

35.       LIMITED LIABILITY OF LANDLORD.

The liability, of Landlord and each of its successors for any default by Landlord (or its successors) under the terms of this Lease shall be limited to such claims and causes of action which accrue during Landlord's and each of its successor's respective ownership of the Building, and then shall be limited only to the interest of Landlord from time to time in the Building, or if the Building has been sold after such liability accrued but before it is fully satisfied, then the sale proceeds from the Building, and Tenant agrees to look solely to Landlord's interest in the Building or the sale proceeds therefrom for recovery of any judgment against the Landlord, it being intended that neither Landlord nor its successors shall have any personal liability for any judgment or deficiency hereunder.

Any claim which Tenant may have against Landlord hereunder as of the date Landlord terminates its ownership of the Building, shall be deemed to have been waived or terminated by Tenant unless Landlord is given notice of such claim within six (6) months after the date Landlord gives notice to Tenant that Landlord has terminated its ownership of the Building, provided further however, that Tenant shall be deemed to have waived or terminated any claim it may have against Landlord unless Tenant files suit in a court of competent jurisdiction and timely obtains service of process upon Landlord, all within twelve (12) months after the date Landlord gives notice to Tenant that Landlord has terminated its ownership of the Building.

36.       TRANSFER OF TENANT:

Landlord shall have the right to transfer the Tenant to other premises within Corporate Woods so long as the premises to which Tenant is transferred shall contain net rentable square footage not less than the net rentable square footage in the Leased Premises, and have tenant improvements similar to or better than the existing tenant improvements in the vacated space, as reasonably determined by Landlord and Tenant. Tenant's occupancy of any premises to which Tenant may be transferred shall be under all the covenants and agreements of this Lease and at the same Rent as herein otherwise provided, however, that in no event shall Tenant be required to pay Rent in an aggregate amount greater than Tenant would have paid had Tenant remained in the original space (event if the new space contains more rentable square footage) unless Tenant requests that the space to which Tenant is being transferred contains increased space, in which event Tenant shall pay Rent on such increased space. Landlord may exercise its rights hereunder at any time and from time to time during the Term of this Lease by giving written notice of the exercise thereof to Tenant at least sixty
(60) days prior to that date upon which Tenant is to be transferred. If Landlord exercises its rights hereunder, Tenant shall be reimbursed for reasonable costs and expenses incurred by Tenant in connection with such transfer.

37.       PEACEABLE SURRENDER.

          A. Upon termination of this Lease, whether by expiration of the Lease Term or otherwise, Tenant shall peaceably quit and surrender to Landlord the Leased Premises, broom clean, in good condition and repair, ordinary wear and tear and damage by fire or other insured casualty excepted, together with all improvements constructed by Tenant thereon; provided, however, Landlord may require Tenant to remove all such alterations, improvements or changes to the Leased Premises and restore the Leased Premises to as good of condition as existed prior to the commencement of the Lease Term, ordinary wear and tear and loss by fire or other insured casualty excepted, provided, however, that (i) Tenant shall not be obligated to remove any improvements or fixtures or restore the Leased Premises to the condition required by this Section 37 unless the Landlord consented to such improvements or fixtures, conditional upon Tenant agreeing to remove such at the end of the Lease Term, and (ii) if Landlord does not so elect to cause Tenant to remove all or any portion of such alterations or improvements or changes, all such designated alterations, improvements and changes shall become the property of Landlord, and shall remain upon and be surrendered with the Leased Premises. If upon termination of the Lease Term, the Leased Premises are surrendered to Landlord with damage suffered by fire or any other insured casualty, if Tenant has not previously assigned to Landlord all of Tenant's rights in and to any insurance proceeds payable because of such fire or other insured casualty damage to the Leased Premises, Tenant shall forthwith assign and set over to Landlord, all of Tenant's right, title and interest in and to all such insurance proceeds payable because of such fire or other insured casualty, and Tenant shall cooperate with Landlord as requested by Landlord, in pursuing any such claim on Landlord's behalf. If Tenant is not then in Default hereunder, Tenant shall have the right and privilege, and at Landlord's option, even if Tenant is in Default hereunder, the obligation at the termination of this Lease to forthwith remove any movable office equipment installed and maintained by Tenant in the Leased Premises and Tenant shall pay to Landlord as Additional Rent, all costs which would be incurred by Landlord if Landlord were to repair all such damage, if any, to the Leased Premises or the Building resulting from the removal of such property. Tenant's obligation hereunder shall survive the expiration or other termination of the Lease Term.

          B. Upon Tenant surrendering possession of the Leased Premises to Landlord, if any property remains in or on the Leased Premises, at Landlord's option, such property shall be deemed to be abandoned by Tenant and shall become the property of Landlord, as though it had been conveyed by Tenant to Landlord as of the end of the Lease Term by an appropriate bill of sale with full warranties of title, free and clear of all liens and encumbrances, and Tenant hereby authorizes Landlord to make such disposition of such property as Landlord may desire without liability for compensation or damages to Tenant; and in the event that such property is the property of someone other than Tenant or is subject to any lien of any kind or type, Tenant hereby agrees to indemnify and hold Landlord harmless from all suits, actions, liability, loss, damages and expenses incurred in connection with or incident to any removal, exercise or dominion over and/or disposition of such property by Landlord, including reasonable attorney fees. In any such event, Tenant shall reimburse Landlord on demand for all costs and expenses incurred by Landlord in removing such property from the Lease Premises, all costs of restoring the Leased Premises to its required condition and all costs, including reasonable attorney fees, if any, incurred by Landlord because of any breech of the above warranties of title. Tenant's obligation hereunder shall survive the expiration or other termination of the Lease Term.

38.       HOLDING OVER.

In the event Tenant or any of its successors in interest hold over the Leased Premises, or any part thereof, upon expiration or other termination of this Lease or in the event Tenant continues to occupy the Leased Premises after the termination of Tenant's right of possession pursuant to Section 23 hereof, unless otherwise agreed in writing by Landlord, such holding over shall constitute and be construed as a tenancy at will, and in such event Tenant shall pay double Rent for all the time Tenant retains possession of the Leased Premises, or any part thereof, after the termination of this Lease, whether by expiration of the Lease Term or otherwise, and in addition Tenant shall pay all consequential damages, including legal fees, suffered by Landlord because of such holding over. Should Tenant hold over in any manner after expiration of this Lease, such holding over by Tenant shall be subject to all terms, covenants and conditions of this Lease which are not inconsistent with such holding over, and no such holding over by Tenant shall ever be construed as an extension of the Lease Term without Landlord's written consent.

39.       QUIET ENJOYMENT.

Upon Tenant paying the Rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed hereunder, Tenant may peaceably and quietly enjoy the Leased Premises without hindrance or molestation by anyone claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease, and to any ground leases, underlying leases, mortgages, laws, regulations, covenants, restrictions and easements affecting title to the Building, the land upon which the Building is situated or Corporate Woods.

40.       NOTICE.

Any notice permitted, provided for or required under this Lease must, unless otherwise expressly provided in this Lease, be in writing, and shall be given or served by depositing the same in the United States mail, postage prepaid, registered or certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to an officer of such party with written acknowledged receipt, or by overnight delivery, when appropriate, addressed to the party to be notified at the address set forth below or such other address, notice of which has been given to the other party. Any such notice shall be effective as of the date it is so delivered, mailed or sent by overnight delivery. If directed to Landlord, it shall be addressed to:

          Knickerbocker Properties, Inc. XXI
          c/o Clarion Partners
          335 Madison Avenue, 7th Floor
          New York, NY  10017
          Attention:  Portfolio Manager
with a copy directed to:

          MC Real Estate Services, Inc.
          9225 Indian Creek Parkway, Suite 160
          Overland Park, KS  66210
          Attention:  General Manager

If directed to Tenant, it shall be addressed to Tenant at the Leased Premises.

41.       TENANT.

The term "Tenant" as used in this Lease means and applies to whomever executes this Lease as a Tenant regardless of number, gender or nature of the entity, and shall also include each person, corporation, partnership or other entity, if any, which has guaranteed Tenant's performance hereunder, and so far as affirmative covenants hereunder, shall also include each person, corporation, partnership or other entity, if any, which goes into possession of any portion of the Leased Premises at any time during the Lease Term, with or without Landlord's consent, but no person, corporation, partnership or other entity, if any, which goes into possession of any part of the Leased Premises without Landlord's consent and in violation of the provisions of Section 12 hereof shall acquire any rights, legal or equitable, in the Leased Premises or under this Lease. If more than one person, corporation, partnership or other entity has executed this Lease, or any guarantee hereof, all such persons, corporations, partnerships and other entities shall be jointly and severally liable hereunder. Notice to Tenant in compliance with Section 40 hereof, shall be deemed to be notice to each such person, corporation, partnership or other entity.

42.       RULES AND REGULATIONS.

Tenant agrees to abide by all rules and regulations for tenants in the Building and occupants of space within Corporate Woods, as the same now exists and as they are established and modified by Landlord from time to time in accordance with the terms of this Lease. The current rules and regulations are set forth in Exhibit C attached hereto and incorporated herein by reference. Unless otherwise provided in such rules and regulations, each term used therein shall have the meaning subscribed to such term herein. Landlord reserves the right to establish, modify and enforce additional reasonable and nondiscriminatory rules and regulations for the Building, the parking areas and common areas serving the Building and Corporate Woods, and to modify existing rules and regulations from time to time, provided in each case that such modified or additional rules and regulations are not inconsistent with the terms of this Lease, all for the safety, maintenance, repair and cleanliness of the Building and the parking areas and common areas serving the Building and Corporate Woods, and for the preservation of good order therein, and tenant agrees to comply with and abide by all such rules and regulations as they exist from time to time.

43.       HEIRS, SUCCESSORS AND ASSIGNS.

Subject to the provisions of Sections 34 and 35 hereof, all covenants, conditions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

44.       MISCELLANEOUS PROVISIONS.

          A. SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable,- the remainder of this Lease, or the application of such term or provision to persons or circumstances other than-those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law notwithstanding the invalidity of any other term or provision hereof.

          B. AUTHORITY. Each person executing this Lease for or on behalf of any party, in so doing, individually represents and warrants to the other party hereto, that such person has the actual and legal authority to bind such party for whom such person purports to be executing this Lease.

          C. GOVERNING LAW. This Lease and the rights and obligations of the parties hereto shall be interpreted, forced in accordance with the laws of the State of Kansas.

          D. FORCE MAJEURE. Whenever a period of time is herein prescribed for the taking of any action by Landlord or Tenant, Landlord or Tenant as the case may be, shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord or Tenant, as the case may be. The provisions of this Section shall not operate to excuse Tenant from the prompt payment of Rent or the prompt payment of any other sum required by the terms of this Lease.

          E. TIME OF PERFORMANCE. Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

          F. LANDLORD'S AGENTS. Each reference herein to "Landlord's agents" shall always include, but not be limited to Landlord's asset manager and Landlord's property manager.

          G. EFFECT OF DELIVERY OF THIS LEASE. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or an option. This Lease shall not be binding and effective until a copy executed by Tenant is delivered to, accepted and executed by Landlord.

          H. INDEX AND HEADINGS, COPIES. The Index and Section headings of this Lease are for convenience only and shall not limit or define the meaning or content of this Lease or any Section hereof. This Lease is being executed in several copies, each of which shall be deemed an original.

45.       REPRESENTATIONS.

The Tenant hereby represents and warrants that (i) Tenant is not a "Plan", as that term is used to mean either (a) an employee benefit plan as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title 1 of ERISA or (b) a plan which is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and (ii) Tenant is not an entity whose assets constitute "plan assets" of a Plan or Plans under Department of Labor Regulation Section 2510-3.101. Any breach by Tenant of this representation shall constitute a Default by Tenant under the terms of this Lease and, in addition to all of Landlord's remedies under this Lease upon the occurrence of a Default, Tenant hereby indemnifies and holds Landlord harmless from any and all damages, claims and liabilities (including attorneys' fees and court costs) that Landlord may suffer or incur in connection with Tenant's breach of this representation.

45.       ADDENDUM AND EXHIBITS.

          A. An addendum ("Addendum") consisting of two (2) pages, containing Sections numbered 3, 16.B, and 48, is attached hereto and made a part hereof as though fully set forth herein. Should there be any conflict between the foregoing terms and provisions of this Lease, and the terms and provisions set forth in the Addendum, the terms and provisions set forth in the Addendum shall control.

          B. The following exhibits ("Exhibits") are attached hereto and incorporated herein by reference and made a part of this Lease for all purposes:

                  Exhibit "A" - Floor Plate of Leased Premises
                  Exhibit "B" - Plans and Specifications for Leasehold Improvements Not attached, per Section 13
                  Exhibit "C" - Current Rules and Regulations for Corporate Woods Office Park

47.       INTEGRATED AGREEMENT.

This Lease, including the Addendum and all attached Exhibits, contains and constitutes the entire agreement between Landlord and Tenant relating to the subject matter hereof and supersedes all prior agreements and understandings between the parties to this Lease relating to the subject matter of this Lease. There are no agreements, understandings, restrictions, warranties, representations or inducements between the parties to this Lease relating to the subject matter hereof, other than those set forth in this Lease.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LANDLORD                                     TENANT:

KNICKERBOCKER PROPERTIES, INC. XXI           AVAX TECHNOLOGIES, INC.
                                             a Delaware corporation

Signature:    /s/  Bruce G. Morrison         Signature:    /s/  David Tousley
            ---------------------------                  -----------------------
Name:       Bruce G. Morrison                Name:      David Tousley
Title:      Vice President                   Title:     CEO

                                    ADDENDUM

          THIS ADDENDUM is made a part of the Lease between KNICKERBOCKER PROPERTIES, INC. XXI, a New York corporation, and AVAX TECHNOLOGIES, INC., a Delaware corporation, which Lease is dated October 18, 2001.

3.        LETTER OF CREDIT.

Tenant shall deliver to Landlord an irrevocable, unconditional commercial Letter of Credit in form acceptable to Landlord in the sum of $37,002.00, issued by an FDIC insured national banking association acceptable to Landlord, having a maturity date not earlier than October 31, 2004, and drawn in favor of Landlord (the "Letter of Credit'). The Letter of Credit shall, among other terms and provisions, permit multiple draws thereunder by Landlord issuing sight drafts against such Letter of Credit. The Letter of Credit shall serve as additional security for the performance by Tenant of its covenants and obligations under this Lease, it being understood and agreed that the, security evidenced and represented by the Letter of Credit shall not be considered as a measure of Landlord's damages in the event of a Default by Tenant under this Lease. In the event that Tenant ever becomes in Monetary Default (as defined in Section 23 hereof) under this Lease or if Tenant becomes in Non-Monetary Default (as defined in Section 23 hereof) under this Lease, then in either event, Landlord may (but shall not be obligated to) draw on such Letter of Credit for any and all amounts due to Landlord but not paid by Tenant as a result of or in connection with any such Default. However, by drawing any such sums under the Letter of Credit, Tenant's Default shall not be deemed to have been cured and Landlord shall continue to have the right to pursue all rights and remedies it may have as a result of said Default unless Landlord provides written notice to the contrary to Tenant within thirty (30) days after Landlord draws such sums under the Letter of Credit In the event Landlord obtains possession of the Leased Premises because of any Default hereunder by Tenant, whether by judicial proceeding or otherwise, Landlord shall have the right to draw the entire-proceeds available under the Letter of Credit to apply such proceeds to damages to which Landlord may be entitled as a result of said default by Tenant, but such proceeds shall not be a measure of or limit on Landlord's damages. In the event that a final non-appealable judgment is obtained from a court of competent jurisdiction which establishes Landlord's final damages at a sum which is less than the amounts drawn therefore by Landlord under the Letter of Credit, or if Landlord, in its sole discretion, determines that its total actual damages are less than the amounts drawn by Landlord under the Letter of Credit, then Landlord shall refund the balance, without interest, to Tenant. If by reason of one or more sight drafts drawn on the Letter of Credit by Landlord, the amount of the Letter of Credit is reduced or exhausted, Tenant shall immediately provide a new or additional Letter of Credit, subject to the same terms as set forth in the original Letter of Credit so that Landlord at all times during the Lease Term is holding one or more Letters of Credit with an undrawn balance thereunder totaling at least $37,002.00. Tenant shall have the right to replace the Letter of Credit with other security so long as such security and Landlord's rights to obtain access to and the use of such security or the proceeds thereof are satisfactory to Landlord, in its sole discretion.

16.       INDEMNITY.

          A. See Lease for Section 16.A.

          B. Landlord hereby indemnifies and agrees to save Tenant harmless from and against any and all claims, suits, demands, liabilities, and expenses including reasonable attorneys fees, arising from the Common Areas of the Building which arise from the personal injury to, death of, or damage to the property of any person as a result of an occurrence or condition in the Common Areas of the Building except to the extent caused by the willful misconduct or negligence of Tenant, its employees, officers, agents, invitees or contractors.

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48.       DAMAGE AND DESTRUCTION.

Notwithstanding anything herein to the contrary in Section 19 of the Lease, if within sixty (60) days after any damage to the Leased Premises, Landlord determines that it will repair or restore such damage but that such repair or restoration will take more than one hundred twenty (120) days to substantially complete, Landlord shall so advise Tenant in writing, and if such fire or other casualty was not the result of any negligence or any willful act of Tenant, its agents, servants or employees, then within thirty (30) days after receipt of such notice, Tenant may elect to terminate this Lease by giving Landlord written notice of termination hereof, provided, however, that if Tenant does not elect to terminate this Lease as herein provided, Landlord shall thereafter diligently repair or restore the Leased Premises, and Landlord shall have no obligation to commence any repair or restoration until Tenant has waived its right to terminate this Lease, or the time within which Tenant may elect to terminate this Lease has expired, without Tenant exercising such right.

          IN WITNESS WHEREOF, the parties hereto have executed this Addendum the day and year first above written.

LANDLORD:                                                 TENANT:

KNICKERBOCKER PROPERTIES, INC. XXI          AVAX TECHNOLOGIES, INC.
                                            a Delaware Corporation

Signature:     /s/  Bruce G. Morrison       Signature:    /s/  David Tousley
            -----------------------------               ------------------------
Name:       Bruce G. Morrison               Name:       David Tousley
Title:      Vice President                  Title       CEO